As filed with the Securities and Exchange Commission on September 9, 1998

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the registrant |X|
Filed by a party other than the registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            JAKARTA GROWTH FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

|X|   No fee required.

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

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(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)   Proposed maximum aggregate value of transaction:

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(5)   Total fee paid:

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|_|   Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount Previously Paid:

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(2)   Form, Schedule or Registration Statement No.:

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(3)   Filing Party:

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(4)   Date Filed:

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                   ----------

                  NOTICE OF 1998 ANNUAL MEETING OF SHAREHOLDERS
                                November 10, 1998

                                   ----------

To the Shareholders of
Jakarta Growth Fund, Inc.:

      Notice is hereby given that the 1998 Annual Meeting of Shareholders (the "Meeting") of Jakarta Growth Fund, Inc. (the "Fund") will be held at the offices of Nomura Asset Management U.S.A. Inc., 180 Maiden Lane, New York, New York on Tuesday, November 10, 1998, at 11:00 A.M. for the following purposes:

      (1) To elect six Directors to serve for the ensuing year;

      (2) To consider and act upon a proposal to ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the Fund for its fiscal year ending March 31, 1999; and

      (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

      The Board of Directors has fixed the close of business on September 4, 1998 as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or any adjournment thereof.

      A complete list of the shareholders of the Fund entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Fund for any purpose germane to the Meeting during ordinary business hours from and after October 26, 1998, at the offices of the Fund, 180 Maiden Lane, New York, New York.

      You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting in person are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund.

                                              By Order of the Board of Directors

                                                        John J. Boretti
                                                           Secretary

New York, New York
Dated: September 9, 1998

                           [This Page intentionally left blank]

                                 PROXY STATEMENT

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936

                                   ----------

                       1998 ANNUAL MEETING OF SHAREHOLDERS
                                November 10, 1998

                                   ----------

                                  INTRODUCTION

      This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Jakarta Growth Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the 1998 Annual Meeting of Shareholders of the Fund (the "Meeting") to be held at the offices of Nomura Asset Management U.S.A. Inc. ("NAM-U.S.A."), 180 Maiden Lane, New York, New York on Tuesday, November 10, 1998, at 11:00 A.M. The approximate mailing date of this Proxy Statement is September 11, 1998.

      All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted (a) FOR the election of six Directors, and (b) FOR the ratification of the selection of independent accountants. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at the Fund's address indicated above or by voting in person at the Meeting.

      The Board of Directors has fixed the close of business on September 4, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting and at any adjournment thereof. Shareholders on the record date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of September 4, 1998, the Fund had outstanding 5,017,564 shares of Common Stock, par value $0.10 per share.

      The Board of Directors of the Fund knows of no business other than that mentioned in Items 1 and 2 of the Notice of meeting which will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgement.

                          ITEM 1. ELECTION OF DIRECTORS

      At the Meeting six Directors will be elected to serve until the next Annual Meeting of Shareholders and until their successors are elected and qualified. It is the intention of the persons named in the enclosed proxy to nominate and vote in favor of the election of the persons listed below.

      The Board of Directors of the Fund knows of no reason why any of these nominees will be unable to serve, but in the event of any such unavailability, the proxies received will be voted for such substitute nominees as the Board of Directors may recommend.

      Certain information concerning the nominees is set forth as follows:

                                                                                                                       Shares of
                                                                                                                      Common Stock
                                                                                                                      of the Fund
                                           Principal Occupations                                                      Beneficially
      Name and Address                    During Past Five Years                                   Director            Owned at
       of Nominee                       and Public Directorships(1)                    Age           Since         September 4, 1998
       ----------                       ---------------------------                    ---           -----         -----------------
William G. Barker, Jr.(2) ......  Consultant to the television industry since           65           1993                  -0-
111 Parsonage Road                  1991, Senior Vice President and Chief
Greenwich, Connecticut 06830        Financial Officer of The CBS/Fox
                                    Company from 1982 to 1991.

George H. Chittenden(2) ........  Director of Bank Audi (US).                           81           1990                 750
155 Buffalo Bay, Neck Road
Madison, Connecticut 06443

Haruo Sawada(3) ................  President of the Fund since 1997; President           48           1997                  -0-
180 Maiden Lane                     and Director of NAM-U.S.A. (formerly
New York, New York 10038            Nomura Capital Management, Inc.) since
                                    1997; General Manager of Nomura Asset
                                    Management Co., Ltd. ("NAM") (formerly
                                    Nomura Investment Management Co., Ltd.)
                                    from 1994 to 1996; Senior Vice President of
                                    NAM-U.S.A. from 1990 to 1994.

Chor Weng Tan(2) ...............  Managing Director for Education, The                  62           1990                  -0-
345 East 47th Street                American Society of Mechanical
New York, New York 10017            Engineering since 1991. Professor,
                                    School of Engineering, The Cooper Union
                                    from 1963 to 1991; Dean, School of
                                    Engineering, The Cooper Union from 1975 to
                                    1987; Executive Officer, The Cooper Union
                                    Research Foundation from 1976 to 1987;
                                    Program Director, Presidential Young
                                    Investigator Awards of National Science
                                    Foundation from 1987 to 1989; and Director
                                    of Tround International, Inc.

Arthur R. Taylor(2) ............  President of Muhlenberg College since 1992;           63           1990                  -0-
2400 Chew Street                    Dean of the Faculty of Business of
Allentown, Pennsylvania 18104       Fordham University from 1985 to 1992;
                                    Chairman of Arthur R. Taylor & Co.
                                    (Investment firm); and Director of
                                    Louisiana Land & Exploration Company and
                                    Pitney Bowes, Inc from 1982 to 1997.

                                                                                                                       Shares of
                                                                                                                      Common Stock
                                                                                                                      of the Fund
                                           Principal Occupations                                                      Beneficially
      Name and Address                    During Past Five Years                                   Director            Owned at
       of Nominee                       and Public Directorships(1)                    Age           Since         September 4, 1998
       ----------                       ---------------------------                    ---           -----         -----------------
John F. Wallace(3) .............  Vice President of the Fund since 1997 and             70           1990                  -0-
180 Maiden Lane                     Secretary and Treasurer of the Fund from
New York, New York 10038            1993 to 1997; Senior Vice President of
                                    NAM-U.S.A. since 1981, Secretary since
                                    1976, Treasurer since 1984 and Director
                                    since 1986.

----------
(1) Each of the nominees is also a director of Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc. and Nomura Pacific Basin Fund, Inc., investment companies for which NAM-U.S.A. acts as manager.

(2)   Member of Audit Committee and Nominating Committee of the Board of
      Directors.

(3) "Interested person," as defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), of the Fund.

      Committees and Directors' Meetings. The Board of Directors has a standing Audit Committee and Nominating Committee, each of which consists of the Directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act. The principal purpose of the Audit Committee is to review the scope of the annual audit conducted by the Fund's independent accountants and the evaluation by such accountants of the accounting procedures followed by the Fund. The principal purpose of the Nominating Committee is to select and nominate the Directors who are not "interested persons" of the Fund as defined in the Investment Company Act. The Nominating Committee will consider nominees recommended by shareholders of the Fund. Shareholders should submit nominees to the Secretary of the Fund. The Fund has no standing Compensation Committee.

      During the fiscal year ended March 31, 1998, the Board of Directors held nine meetings, and the Audit Committee and the Nominating Committee each held one meeting. Each Director attended at least 75% of the meetings of the Board of Directors, and each Director who is a member of the Audit and Nominating Committees attended at least 75% of the meetings of such Committees held during such period.

      Interested Persons. The Fund considers two nominees, Messrs. Sawada and Wallace, to be "interested persons" of the Fund within the meaning of Section 2(a) (19) of the Investment Company Act. Mr. Sawada is President of the Fund, the President and a director of NAM-U.S.A. Mr. Wallace is a Vice President of the Fund, a Senior Vice President, Secretary, Treasurer and a director of NAM-U.S.A.

      Compensation of Directors. The Manager pays all compensation of all Directors of the Fund who are affiliated with the Manager or any of its affiliates. The Fund pays to each Director not affiliated with the Manager an annual fee of $5,000 plus $500 per meeting attended, together with such Director's actual out-of-pocket expenses relating to attendance at meetings. Such fees and expenses aggregated $45,680 for the fiscal year ended March 31, 1998. The Fund has paid affiliated directors' out-of-pocket expenses in connection with attendance at meetings of the Board of Directors; such expenses aggregated $1,203 for the fiscal year ended March 31, 1998.

      The following table sets forth for the periods indicated compensation paid by the Fund to its Directors and the aggregate compensation paid to the Directors by all investment companies managed by NAM-U.S.A. or advised by NAM:

                                        Aggregate             Pension or Retirement       Total Compensation from
                                      Compensation         Benefit Accrued as Part of      Fund Complex Paid to
                                      from Fund For           Fund Expenses for its        Directors During the
                                  its Fiscal Year Ended         Fiscal Year Ended           Calendar Year Ended
  Name of Director                   March 31, 1998              March 31, 1998*            December 31, 1997*
  ----------------                   --------------              ---------------            ------------------
William G. Barker ................        $9,500                      None                        $34,000
George H. Chittenden .............        $9,500                      None                        $34,000
Haruo Sawada .....................            --                      None                             --
Chor Weng Tan ....................        $9,500                      None                        $34,000
Arthur R. Taylor .................        $9,500                      None                        $34,000
John F. Wallace ..................            --                      None                             --

----------
* In addition to the Fund, the "Fund Complex" includes Japan OTC Equity Fund, Inc., Korea Equity Fund, Inc., and Nomura Pacific Basin Fund, Inc.

      Officers of the Fund. The following table sets forth information concerning the officers of the Fund. Officers of the Fund are elected and appointed by the Directors and hold office until they resign, are removed or are otherwise disqualified to serve.

                                                                                                      Shares of
                                                                                                    Common Stock
                                                                                                     of the Fund
                                                                                                    Beneficially
                                                                                        Officer       Owned at
Name and Principal Occupation During Past Five Years          Office            Age      Since    September 4, 1998
----------------------------------------------------          ------            ---      -----    -----------------
Haruo Sawada ...........................................     President          48       1997            -0-
  President and Director of NAM-U.S.A. since 1997,
    General Manager of NAM from 1994 to 1996, Senior
    Vice President of NAM-U.S.A. from 1990 to 1994.

Mitsutoyo Kohno ........................................   Vice President       49       1990            -0-
  Senior Vice President of NAM-U.S.A. since 1991,
    Director since 1995 and Vice President from 1989
    to 1991.

John F. Wallace ........................................   Vice President       70       1990            -0-
  Senior Vice President of NAM-U.S.A. since 1981,
    Secretary since 1976, Treasurer since 1984 and
    Director since 1986.

John J. Boretti ........................................    Secretary and       46       1997            -0-
  Senior Vice President of NAM-U.S.A. since 1996,            Treasurer
    Vice President and Chief Financial Officer
    of Kidder Peabody Asset Management, Inc.
    and Kidder, Peabody Mutual Funds and Vice
    President of Kidder, Peabody & Co. Inc. from
    1993 to 1995.

      Stock Ownership. At September 4, 1998, the Directors and officers of the Fund as a group (8 persons) owned an aggregate of 750 shares of the Fund, representing less than 1% of the outstanding shares of the Fund. Mr. Sawada, President of the Fund and Mr. Kohno, a Vice President of the Fund, together own less than 1% of the shares of The Nomura Securities Co., Ltd., an affiliate of both NAM-U.S.A. and NAM.

                  ITEM 2. SELECTION OF INDEPENDENT ACCOUNTANTS

      The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected the firm of PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") (formerly Price Waterhouse
LLP), as independent accountants, to audit the financial statements of the Fund for the fiscal year ending March 31, 1999. PricewaterhouseCoopers has acted as the Fund's independent accountants since the inception of the Fund. The Fund knows of no direct or indirect financial interest of such firm in the Fund. Such appointment is subject to ratification or rejection by the shareholders of the Fund. Unless a contrary specification is made, the accompanying proxy will be voted in favor of ratifying the selection of such accountants.

      PricewaterhouseCoopers also acts as independent accountants for The Nomura Securities Co., Ltd. and certain of its affiliated entities, including NAM-U.S.A., and for three other investment companies for which NAM-U.S.A. acts as manager. The Board of Directors of the Fund considered the fact that PricewaterhouseCoopers has been retained as the independent accountants for these other entities in its evaluation of the ability of PricewaterhouseCoopers to also function in that capacity for the Fund.

      A representative of PricewaterhouseCoopers is expected to be present at the Meeting and will have the opportunity to respond to questions from shareholders and to make a statement if such person so desires.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      Allied Dunbar Assurance plc, an English corporation ("Allied Dunbar"), Threadneedle Investment Managers Limited, an English Corporation ("Threadneedle") and B.A.T. Industries plc, an English corporation ("B.A.T."), have reported a 5.3% beneficial ownership of the Fund's Common Stock. Allied Dunbar, located at Allied Dunbar Centre, Swindon SN1 1EZ England, is the beneficial owner of the Fund's Common Stock through its Allied Dunbar Far East Fund, Allied Dunbar Equity Far East Fund and Allied Dunbar Pension Equity Far East Fund. Threadneedle, located at 60 St. Mary Axe, London EC3A 8JQ England, acts as investment advisor to such funds and, therefore, may be deemed to be a beneficial owner of such securities. In addition, B.A.T., located at Windsor House, 50 Victoria Street, London SW1H 0NL England, may be deemed to be the indirect beneficial owner of such securities by indirectly owning 99% of the outstanding shares of Allied Dunbar. The Fund has been advised that effective September 6, 1998, B.A.T. will no longer have any indirect ownership of Allied Dunbar.

      Newgate Management Associates, located at 80 Field Point Road, Greenwich, Connecticut 06830, have reported a beneficial ownership of shares representing 8.7% of the Fund's outstanding shares.

      Sarasin Asset Management Ltd. ("SAM"), located at Sarasin House, 37-39 St. Andrew's Hill, London, England EC 4V5DD, have reported a beneficial ownership of shares representing 5.7% of the Fund's outstanding shares. SAM's ultimate parent is Bank Sarasin & Co. located in Basel, Switzerland.

      To the knowledge of the management of the Fund, the persons listed below are the only beneficial owners of more than 5% of the Fund's outstanding shares.

                                                                                          Percent of
                                                               Shares of Common Stock     the Fund's
                                                                     of the Fund         Common Stock
               Name of Beneficial Owner                          Beneficially Owned          Owned
               ------------------------                          ------------------          -----
Newgate Management Associates .................................        436,597                8.7%
Sarasin Asset Management Ltd, .................................        285,400                5.7%
Allied Dunbar Assurance plc, Threadneedle Investment Managers
  Limited, and B.A.T. Industries plc ..........................        265,800                5.3%

                             ADDITIONAL INFORMATION

      The expense of preparation, printing and mailing of the enclosed form of proxy and accompanying Notice and Proxy Statement will be borne by the Fund. The Fund will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited in person or by telephone. The Fund has retained Corporate Investor Communications, Inc., a proxy solicitation firm, to assist in the solicitation of proxies for the Meeting, for a fee of approximately $3,500, together with reimbursement of such firm's expenses.

      The election of Directors requires a plurality of the votes cast, in person or by proxy, at a meeting at which a quorum is duly constituted. Ratification of the selection of independent accountants requires the affirmative vote of a majority of shares present and voting on the proposal at a meeting at which a quorum is present. The holders of a majority of the shares of stock of the Fund entitled to vote at the Meeting, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting. The Fund expects that broker-dealer firms holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers, clients and beneficial shareholders, on how to vote their shares on each proposal before the Meeting. The Fund understands that the rules of the New York Stock Exchange permit such broker-dealers, without instructions from such customers, clients and beneficial shareholders, to grant authority to the proxies designated by the Fund to vote on the items to be considered at the Meeting if no instructions have been received prior to the date specified in the broker-dealer firm's request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

      The shares as to which the proxies so designated are granted authority by broker-dealer firms to vote on the items to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote ("broker non-votes"), as well as the shares as to which proxies are returned by record shareholders but which are marked "abstain" on any item will be included in the Fund's tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the vote on the items to be considered at the meeting.

      The address of NAM-U.S.A. is 180 Maiden Lane, New York, New York 10038-4936. The address of NAM is 2-1-14, Nihonbashi, Chuo-ku, Tokyo 103-8260, Japan.

      The Fund sends quarterly reports to shareholders. The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report succeeding such annual report, if any, to shareholders upon request to the Fund at 180 Maiden Lane, New York, New York 10038-4936 (or call 1-800-833-0018).

Proposals of Shareholders

      Proposals of shareholders intended to be presented at the next annual meeting of shareholders of the Fund must be received by the Fund for inclusion in its proxy statement and form of proxy relating to that meeting by June 1, 1999.

                                              By Order of the Board of Directors

                                                        John J. Boretti
                                                           Secretary

New York, New York
Dated: September 9, 1998

                            JAKARTA GROWTH FUND, INC.
                                 180 Maiden Lane
                          New York, New York 10038-4936
                                      PROXY
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Haruo Sawada and John F. Wallace as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse hereof, all the common stock of Jakarta Growth Fund, Inc. (the "Fund") held of record by the undersigned on September 4, 1998 at the Annual Meeting of the Shareholders of the Fund to be held on November 10, 1998 or any adjournment thereof.

--------------------------------------------------------------------------------
            PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY
                          USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please sign exactly as name(s) appear(s) hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?              DO YOU HAVE ANY COMMENTS?

---------------------------------      -----------------------------------------

---------------------------------      -----------------------------------------

---------------------------------      -----------------------------------------

|X| PLEASE MARK VOTES
    AS IN THIS EXAMPLE

--------------------------------------------------------------------------------
                            JAKARTA GROWTH FUND, INC.
--------------------------------------------------------------------------------

Mark box at right if an address change or comment has been noted on
the reverse side of this card.                                               |_|

                                                     ---------------------------
      Please be sure to sign and date this Proxy     Date:
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
         Shareholder sign here                       Co-owner sign here

                    THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                               "FOR" ALL PROPOSALS

1.    Proposal for the election of Directors.

                                                     For                 For All
                                                     All       With-    Nominees
      William G. Barker, Jr.  Chor Weng Tan       Nominees     hold      Except
      George H. Chittenden    Arthur R. Taylor
      Haruo Sawada            John F. Wallace        |_|        |_|        |_|

      NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the nominee(s)' name(s). Your share will be voted for the remaining nominee(s).

2.    Proposal to ratify the selection of            For      Against    Abstain
      PricewaterhouseCoopers LLP as the
      independent accountants of the Fund.           |_|        |_|        |_|

3. In the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.

      This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted FOR Proposals 1 and 2.

      RECORD DATE SHARES: